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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' REPORT

     We consent to the use in this Registration Statement of Grey Wolf, Inc. on Form S-4 of our report dated March 28, 1996, appearing in the Prospectus, which is part of the Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                            DELOITTE & TOUCHE LLP

Houston, Texas
June 24, 1998